Exhibit 10.6

RAI ACQUISITION CORP.

            , 2008

Resource America, Inc.

One Crescent Drive, Suite 203

Navy Yard Corporate Center

Philadelphia, Pennsylvania 19112

Re: Administrative Services

Ladies and Gentlemen:

This letter will confirm our agreement, that commencing on the completion date of the initial public offering (the “Effective Date”) of the securities of RAI Acquisition Corp. (the “Company”) and continuing until the consummation by the Company of a business combination or upon the Company’s liquidation (in each case as described in the registration statement on Form S-1 filed with the Securities and Exchange Commission (the “Registration Statement”) with respect to the initial public offering (the “IPO”)) (such earlier date hereinafter referred to as the “Termination Date”), Resource America, Inc. (“Resource America”) shall make available to the Company, at One Crescent Drive, Suite 203, Navy Yard Corporate Center, Philadelphia, Pennsylvania 19112 (or any successor location), office space, utilities, technology, secretarial support and other administrative services as may be reasonably required by the Company to carry on its business as described in the Registration Statement. In exchange therefor, the Company shall pay to Resource America the sum of $7,500 per month (the “Fee”) for the first time on the Effective Date and continuing monthly thereafter until the Termination Date. Resource America shall refund to the Company the monthly fee (on a pro rata basis) with respect to any period after the Termination Date.

This letter agreement constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

This letter agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

No party hereto may assign either this letter agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee.

This letter agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the principles of conflicts of laws thereof.

Very truly yours,

RAI ACQUISITION CORP.

By:
Name:
Title:

Agreed to and Accepted by:

RESOURCE AMERICA, INC.

By:
Name:
Title:

Signature Page to RAI Acquisition Corp. Services Agreement